                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  October 18, 1994



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     1-6214               No. 13-2553920
(State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)           Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5:   OTHER EVENTS

          Attached is the Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1994. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in November 1994.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               27   Financial Data Schedule








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 18, 1994.



                                   WELLS FARGO & COMPANY




                                   By: /s/ Frank A. Moeslein
                                       -------------------------------
                                       Frank A. Moeslein
                                       Executive Vice President
                                         and Controller

FOR IMMEDIATE RELEASE
Tues., October 18, 1994


WELLS FARGO REPORTS THIRD QUARTER EARNINGS OF $217 MILLION;
PER SHARE EARNINGS $3.86 VS. $2.74 A YEAR AGO

     Wells Fargo & Co. (NYSE:WFC) today reported net income of $217 million for the third quarter of 1994, compared with $165 million for the third quarter of 1993, an increase of 32 percent. Per share earnings for the third quarter of 1994 were $3.86, compared with $2.74 in the third quarter of 1993, an increase of 41 percent. A significant portion of the increase in net income from a year ago was due to a lower loan loss provision. The percentage increase in per share earnings was greater than the percentage increase in net income due to the company's continuing stock repurchase program.

     Return on average assets (ROA) was 1.65 percent and return on average common equity (ROE) was 22.99 percent in the third quarter of 1994. In the year-ago period, ROA was 1.29 percent and ROE was 17.75 percent.

     "During the past quarter, credit quality has continued to improve," said Chairman Carl E. Reichardt. "This is encouraging, but we are still closely monitoring our underwriting standards in view of the highly competitive market for new loan volume." Loan balances increased 4 percent since the end of the third quarter of 1993, rising to $34.951 billion from $33.606 billion.

     Net interest income on a taxable-equivalent basis was $656 million in the third quarter of 1994, flat with $656 million a year ago. The company's net interest margin for the third quarter of 1994 was 5.53 percent, down from 5.65 percent in the same quarter of 1993. A major portion of the decrease was due to higher funding costs.

     Noninterest income in the third quarter of 1994 was $307 million, compared with $264 million in the same quarter of 1993, an increase of 16 percent. The increase was primarily due to a $36 million accrual related to the disposition of owned and leased premises that reduced noninterest income in the third quarter of 1993. A $13 million increase in service charges on deposit accounts and a $12 million increase in mutual fund and annuity sales fees also contributed to the increase.

     Noninterest expense in the third quarter of 1994 was $531 million, down 1 percent from $535 million in the same quarter of 1993. A decline in foreclosed assets expense was largely offset by a higher level of incentive compensation.

     The provision for loan losses in the third quarter of 1994 was $50 million, compared with $120 million in the third quarter of 1993. Continued improvement in the company's loan portfolio resulted in the reduction of the provision.


                                     -more-

     Net charge-offs in the third quarter of 1994 totaled $60 million, or .69 percent of average total loans (annualized). The largest categories of net charge-offs were credit card loans ($29 million) and real estate mortgage loans other than 1-4 family ($16 million). For the third quarter of 1993, net charge-offs totaled $121 million, or 1.42 percent of average total loans (annualized). The largest categories of net charge-offs were real estate mortgage loans other than 1-4 family ($42 million) and credit card loans ($38 million).

     At September 30, 1994, the allowance for loan losses equaled 6.04 percent of total loans, compared with 6.20 percent at June 30, 1994 and 6.32 percent at September 30, 1993.

     At September 30, 1994, total nonaccrual and restructured loans decreased to $641 million (1.8 percent of total loans), of which an estimated 39 percent were current as to payment of principal and interest. This compares with $717 million (2.1 percent of total loans) at June 30, 1994, of which an estimated 34 percent were current, and $1.702 billion (5.1 percent of total loans) at September 30, 1993, of which an estimated 52 percent were current. Foreclosed assets were $306 million at September 30, 1994, compared with $344 million at June 30, 1994 and $357 million at September 30, 1993.

     During the third quarter of 1994, an estimated $16 million of cash interest payments were received from all loans that were on nonaccrual during the quarter. Of that amount, $4 million was recognized as interest income and $12 million was used to reduce book loan balances. The average nonaccrual book loan balance (net of charge-offs and interest applied to principal) was $662 million for the quarter. The estimated average cash yield was 9.6 percent.

     During the second quarter of 1994, an estimated $18 million of cash interest payments were received from all loans that were on nonaccrual during the quarter. Of that amount, $7 million was recognized as interest income and $11 million was used to reduce book loan balances. The average nonaccrual book loan balance (net of charge-offs and interest applied to principal) was $830 million for the quarter. The estimated average cash yield was 8.7 percent.

     At September 30, 1994, the company's preliminary risk-based capital ratios were 13.90 percent for total risk-based capital and 9.60 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At June 30, 1994, these risk-based capital ratios were
14.56 percent and 10.06 percent, respectively. The decrease in total and Tier 1 risk-based capital ratios between June 30, 1994 and September 30, 1994 resulted primarily from the repurchase of 1,465,125 shares of common stock during the quarter (net of 312,473 shares issued under employee benefit and dividend reinvestment programs). At September 30, 1993, the company's total risk-based capital ratio was 14.60 percent and the Tier 1 risk-based capital ratio was 9.91 percent. The ratio of common equity to total assets at September 30, 1994 was
6.77 percent, compared with 6.96 percent at June 30, 1994 and 6.81 percent at September 30, 1993.


                                       ###

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE
==================================================================================================================================
                                                                                         % Change
                                                             Quarter ended    Sept. 30, 1994 from      Nine months ended
                                             -----------------------------    -------------------    -------------------
                                             SEPT. 30,  June 30,  Sept. 30,    June 30,  Sept. 30,   SEPT. 30,  Sept. 30,        %
(in millions)                                    1994      1994       1993        1994       1993        1994       1993    Change
- ----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                   $    217  $    206   $    165           5 %       32 %  $    625   $    422        48 %
Per common share
  Net income                                 $   3.86  $   3.57   $   2.74           8         41    $  10.83   $   6.92        57
  Dividends declared                             1.00      1.00        .50          --        100        3.00       1.50       100

Average common shares outstanding                53.6      54.8       55.7          (2)        (4)       54.7       55.5        (1)

Profitability ratios (annualized)
  Net income to average total assets (ROA)       1.65%     1.59%      1.29%          4         28        1.61%      1.11%       45
  Net income applicable to common stock to
    average common stockholders' equity (ROE)   22.99     21.67      17.75           6         30       21.91      15.61        40

Efficiency ratio (1)                             55.1%     55.2%      58.2%         --         (5)       55.3%      57.5%       (4)

Average loans                                $ 34,325  $ 33,630   $ 33,682           2          2    $ 33,607   $ 34,692        (3)
Average assets                                 52,061    52,013     51,009          --          2      51,768     50,946         2
Average core deposits                          39,466    40,232     40,272          (2)        (2)     40,025     40,288        (1)

Net interest margin                              5.53%     5.56%      5.65%         (1)        (2)       5.55%      5.76%       (4)

Average staff (full-time equivalent)           19,700    19,500     20,700           1         (5)     19,600     21,000        (7)

AT PERIOD END
Investment securities                        $ 12,260  $ 13,328   $ 12,796          (8)        (4)   $ 12,260   $ 12,796        (4)
Loans                                          34,951    34,172     33,606           2          4      34,951     33,606         4
Allowance for loan losses                       2,110     2,120      2,123          --         (1)      2,110      2,123        (1)
Assets                                         52,164    52,287     51,579          --          1      52,164     51,579         1
Core deposits                                  39,097    40,249     40,532          (3)        (4)     39,097     40,532        (4)
Common stockholders' equity                     3,533     3,637      3,513          (3)         1       3,533      3,513         1
Stockholders' equity                            4,022     4,126      4,152          (3)        (3)      4,022      4,152        (3)

Capital ratios
  Common stockholders' equity to assets          6.77%     6.96%      6.81%         (3)        (1)       6.77%      6.81%       (1)
  Stockholders' equity to assets                 7.71      7.89       8.05          (2)        (4)       7.71       8.05        (4)
  Risk-based capital (2)
    Tier 1 capital                               9.60     10.06       9.91          (5)        (3)       9.60       9.91        (3)
    Total capital                               13.90     14.56      14.60          (5)        (5)      13.90      14.60        (5)
  Leverage (2)                                   7.00      7.20       7.21          (3)        (3)       7.00       7.21        (3)

Book value per common share                  $  66.93  $  67.04   $  62.98          --          6    $  66.93   $  62.98         6

COMMON STOCK PRICE
High                                         $160-3/8  $159-1/2   $127-3/8           1         26    $160-3/8   $127-3/8        26
Low                                           145-1/8   136-5/8    107-1/4           6         35     127-5/8     75-1/2        69
Period end                                    145-1/8   150-3/8    126-3/8          (3)        15     145-1/8    126-3/8        15
==================================================================================================================================

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) The September 30, 1994 ratios are preliminary.

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME
     =============================================================================================================================
                                                                          Quarter                           Nine months
                                                                   ended Sept. 30,                       ended Sept. 30,
                                                               ------------------           %        ------------------          %
     (in millions)                                              1994         1993      Change          1994        1993     Change
     -----------------------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
 (1) Loans                                                     $ 768        $ 745           3 %      $2,206      $2,322         (5)%
 (2) Investment securities                                       185          174           6           567         494         15
     Federal funds sold and securities purchased
 (3)   under resale agreements                                     1            6         (83)            6          15        (60)
 (4) Other                                                        --           --          --             2          --         --
                                                               -----        -----                    ------      ------
 (5)     Total interest income                                   954          925           3         2,781       2,831         (2)
                                                               -----        -----                    ------      ------
     INTEREST EXPENSE
 (6) Deposits                                                    218          211           3           624         659         (5)
     Federal funds purchased and securities sold
 (7)   under repurchase agreements                                28            7         300            54          23        135
 (8) Commercial paper and other short-term borrowings              2            2          --             5           5         --
 (9) Senior and subordinated debt                                 49           50          (2)          144         153         (6)
                                                               -----        -----                    ------      ------
(10)     Total interest expense                                  297          270          10           827         840         (2)
                                                               -----        -----                    ------      ------
(11) NET INTEREST INCOME                                         657          655          --         1,954       1,991         (2)
(12) Provision for loan losses                                    50          120         (58)          170         470        (64)
                                                               -----        -----                    ------      ------
     Net interest income after
(13)   provision for loan losses                                 607          535          13         1,784       1,521         17
                                                               -----        -----                    ------      ------
     NONINTEREST INCOME
(14) Service charges on deposit accounts                         119          106          12           355         311         14
(15) Fees and commissions                                        104           98           6           281         285         (1)
(16) Trust and investment services income                         52           48           8           152         142          7
(17) Investment securities gains                                   1           --          --             8          --         --
(18) Other                                                        31           12         158           110          60         83
                                                               -----        -----                    ------      ------
(19)     Total noninterest income                                307          264          16           906         798         14
                                                               -----        -----                    ------      ------
     NONINTEREST EXPENSE
(20) Salaries                                                    213          193          10           598         574          4
(21) Employee benefits                                            53           63         (16)          161         172         (6)
(22) Net occupancy                                                53           56          (5)          161         166         (3)
(23) Equipment                                                    40           36          11           120         104         15
(24) Federal deposit insurance                                    25           28         (11)           76          86        (12)
(25) Other                                                       147          159          (8)          464         503         (8)
                                                               -----        -----                    ------      ------
(26)     Total noninterest expense                               531          535          (1)        1,580       1,605         (2)
                                                               -----        -----                    ------      ------
(27) INCOME BEFORE INCOME TAX EXPENSE                            383          264          45         1,110         714         55
(28) Income tax expense                                          166           99          68           485         292         66
                                                               -----        -----                    ------      ------

(29) NET INCOME                                                $ 217        $ 165          32 %      $  625      $  422         48 %
                                                               =====        =====       =====        ======      ======       ====

(30) NET INCOME APPLICABLE TO COMMON STOCK                     $ 207        $ 152          36 %      $  592      $  384         54 %
                                                               =====        =====       =====        ======      ======       ====

     PER COMMON SHARE
(31) Net income                                                $3.86        $2.74          41 %      $10.83      $ 6.92         57 %
                                                               =====        =====       =====        ======      ======       ====

(32) Dividends declared                                        $1.00        $ .50         100 %      $ 3.00      $ 1.50        100 %
                                                               =====        =====       =====        ======      ======       ====

(33) Average common shares outstanding                          53.6         55.7          (4)%        54.7        55.5         (1)%
                                                               =====        =====       =====        ======      ======       ====
     =============================================================================================================================

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED BALANCE SHEET
     =============================================================================================================================
                                                                                                                          % Change
                                                                                                               Sept. 30, 1994 from
                                                                                                               -------------------
                                                                     SEPT. 30,      Dec. 31,     Sept. 30,      Dec. 31,  Sept. 30,
     (in millions)                                                       1994          1993          1993          1993       1993
     -----------------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                          $ 2,828       $ 2,644       $ 2,490             7 %       14 %
     Investment securities:
       At cost (estimated fair value $8,821, $9,978
 (2)     and $12,959)                                                   9,120         9,887        12,796            (8)       (29)
 (3)   At fair value                                                    3,140         3,171            --            (1)        --
                                                                      -------       -------       -------
 (4)     Total investment securities                                   12,260        13,058        12,796            (6)        (4)
     Federal funds sold and securities
 (5)   purchased under resale agreements                                   36         1,668           584           (98)       (94)

 (6) Loans                                                             34,951        33,099        33,606             6          4
 (7) Allowance for loan losses                                          2,110         2,122         2,123            (1)        (1)
                                                                      -------       -------       -------
 (8)     Net loans                                                     32,841        30,977        31,483             6          4
                                                                      -------       -------       -------

 (9) Due from customers on acceptances                                     81            70            83            16         (2)
(10) Accrued interest receivable                                          313           297           318             5         (2)
(11) Premises and equipment, net                                          883           898           908            (2)        (3)
(12) Goodwill                                                             450           477           486            (6)        (7)
(13) Other assets                                                       2,472         2,424         2,431             2          2
                                                                      -------       -------       -------

(14)     Total assets                                                 $52,164       $52,513       $51,579            (1)%        1 %
                                                                      =======       =======       =======           ===        ===

     LIABILITIES
(15) Noninterest-bearing deposits                                     $ 9,447       $ 9,719       $ 9,096            (3)%        4 %
(16) Interest-bearing deposits                                         30,553        31,925        31,769            (4)        (4)
                                                                      -------       -------       -------
(17)     Total deposits                                                40,000        41,644        40,865            (4)        (2)
     Federal funds purchased and securities
(18)   sold under repurchase agreements                                 3,729         1,079         1,136           246        228
(19) Commercial paper and other short-term borrowings                     186           188           235            (1)       (21)
(20) Acceptances outstanding                                               81            70            83            16         (2)
(21) Accrued interest payable                                              93            63           100            48         (7)
(22) Other liabilities                                                    861           933           890            (8)        (3)
(23) Senior debt                                                        1,732         2,256         2,190           (23)       (21)
(24) Subordinated debt                                                  1,460         1,965         1,928           (26)       (24)
                                                                      -------       -------       -------
(25)     Total liabilities                                             48,142        48,198        47,427            --          2
                                                                      -------       -------       -------

     STOCKHOLDERS' EQUITY
(26) Preferred stock                                                      489           639           639           (23)       (23)
     Common stock - $5 par value,
       authorized 150,000,000 shares;
       issued and outstanding 52,790,062 shares,
(27)   55,812,592 shares and 55,786,482 shares                            264           279           279            (5)        (5)
(28) Additional paid-in capital                                         1,084           551           545            97         99
(29) Retained earnings                                                  2,256         2,829         2,693           (20)       (16)
(30) Cumulative foreign currency translation adjustments                   (4)           (4)           (4)           --         --
(31) Investment securities valuation allowance                            (67)           21            --            --         --
                                                                      -------       -------       -------

(32)     Total stockholders' equity                                     4,022         4,315         4,152            (7)        (3)
                                                                      -------       -------       -------

(33)     Total liabilities and stockholders' equity                   $52,164       $52,513       $51,579            (1)%        1 %
                                                                      =======       =======       =======           ===        ===
     =============================================================================================================================

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
===================================================================================================
                                                                     Nine months ended September 30,
                                                                     ------------------------------
(in millions)                                                                 1994             1993
- ---------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                $4,315           $3,809
Net income                                                                     625              422
Common stock issued under employee benefit and
  dividend reinvestment plans                                                   36               44
Preferred stock redeemed                                                      (150)              --
Common stock repurchased                                                      (518)              (2)
Preferred stock dividends                                                      (33)             (38)
Common stock dividends                                                        (165)             (83)
Change in investment securities valuation allowance                            (88)              --
                                                                            ------           ------
BALANCE, END OF PERIOD                                                      $4,022           $4,152
                                                                            ======           ======
===================================================================================================




LOANS
===================================================================================================
                                                     SEPTEMBER 30,     December 31,    September 30,
(in millions)                                                1994             1993             1993
- ---------------------------------------------------------------------------------------------------
Commercial (1)                                            $ 7,511          $ 6,912          $ 6,982
Real estate 1-4 family first mortgage                       8,883            7,458            6,913
Other real estate mortgage                                  8,040            8,286            9,096
Real estate construction                                      950            1,110            1,206
Consumer:
  Real estate 1-4 family junior lien mortgage               3,342            3,583            3,793
  Credit card                                               2,830            2,600            2,538
  Other revolving credit and monthly payment                2,071            1,920            1,865
                                                          -------          -------          -------
    Total consumer                                          8,243            8,103            8,196
Lease financing                                             1,300            1,212            1,196
Foreign                                                        24               18               17
                                                          -------          -------          -------

    Total loans                                           $34,951          $33,099          $33,606
                                                          =======          =======          =======
===================================================================================================

(1) Includes loans to real estate developers of $371 million, $505 million and $506 million at
    September 30, 1994, December 31, 1993 and September 30, 1993, respectively.

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
==================================================================================================================================
                                                                                       Quarter ended             Nine months ended
                                                              --------------------------------------       -----------------------
                                                              SEPT. 30,       June 30,      Sept. 30,      SEPT. 30,      Sept. 30,
(in millions)                                                     1994           1994           1993           1994           1993
- ----------------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                    $2,120         $2,121         $2,124         $2,122         $2,067

Provision for loan losses                                           50             60            120            170            470

Loan charge-offs:
  Commercial (1)                                                    (9)            (5)           (22)           (39)           (81)
  Real estate 1-4 family first mortgage                             (5)            (6)            (5)           (16)           (17)
  Other real estate mortgage                                       (23)           (22)           (61)           (58)          (176)
  Real estate construction                                          (9)            (1)           (16)           (14)           (55)
  Consumer:
    Real estate 1-4 family junior lien mortgage                     (5)            (7)            (5)           (20)           (19)
    Credit card                                                    (32)           (35)           (43)          (107)          (137)
    Other revolving credit and monthly payment                      (7)           (10)            (9)           (25)           (32)
                                                                ------         ------         ------         ------         ------
      Total consumer                                               (44)           (52)           (57)          (152)          (188)
  Lease financing                                                   (3)            (4)            (4)           (11)           (13)
                                                                ------         ------         ------         ------         ------
        Total loan charge-offs                                     (93)           (90)          (165)          (290)          (530)
                                                                ------         ------         ------         ------         ------

Loan recoveries:
  Commercial (2)                                                    10             12             11             30             49
  Real estate 1-4 family first mortgage                              2              1              1              6              2
  Other real estate mortgage                                         7              2             19             19             31
  Real estate construction                                           5              2              1             12              1
  Consumer:
    Real estate 1-4 family junior lien mortgage                      1              1              1              3              2
    Credit card                                                      3              7              5             15             15
    Other revolving credit and monthly payment                       3              2              3              8              9
                                                                ------         ------         ------         ------         ------
      Total consumer                                                 7             10              9             26             26
  Lease financing                                                    2              2              3             15              7
                                                                ------         ------         ------         ------         ------
        Total loan recoveries                                       33             29             44            108            116
                                                                ------         ------         ------         ------         ------
          Total net loan charge-offs                               (60)           (61)          (121)          (182)          (414)
                                                                ------         ------         ------         ------         ------

BALANCE, END OF PERIOD                                          $2,110         $2,120         $2,123         $2,110         $2,123
                                                                ======         ======         ======         ======         ======

Total net loan charge-offs as a percentage
  of average total loans (annualized)                              .69%           .73%          1.42%           .72%          1.59%
                                                                ======         ======         ======         ======         ======

Allowance as a percentage of total loans                          6.04%          6.20%          6.32%          6.04%          6.32%
                                                                ======         ======         ======         ======         ======
==================================================================================================================================

(1) Includes charge-offs of loans to real estate developers of none, none and $1 million in the quarters ended September 30, 1994,
    June 30, 1994 and September 30, 1993, respectively, and $10 million and $5 million in the nine months ended September 30, 1994 and 1993, respectively.
(2) Includes recoveries from loans to real estate developers of $2 million, none and $1 million in the quarters ended September 30,
    1994, June 30, 1994 and September 30, 1993, and $2 million and $2 million in the nine months ended September 30, 1994 and 1993, respectively.

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
==================================================================================================================================
                                                              SEPT. 30,       June 30,      March 31,       Dec. 31,      Sept. 30,
(in millions)                                                     1994           1994           1994           1993           1993
- ----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial (1)                                                  $109           $121           $165           $252           $441
  Real estate 1-4 family first mortgage                             76             88             90             99             96
  Other real estate mortgage                                       334            410            413            578            850
  Real estate construction                                         101             72            202            235            278
  Consumer:
    Real estate 1-4 family junior lien mortgage                     14             19             22             27             25
    Other revolving credit and monthly payment                       3              2              3              3              6
                                                                  ----         ------         ------         ------         ------
      Total nonaccrual loans                                       637            712            895          1,194          1,696

Restructured loans                                                   4              5              5              6              6
                                                                  ----         ------         ------         ------         ------

Nonaccrual and restructured loans                                  641            717            900          1,200          1,702
As a percentage of total loans                                     1.8%           2.1%           2.7%           3.6%           5.1%

Foreclosed assets                                                  306            344            354            348            357

Real estate investments (2)                                         12             11             11             15             15
                                                                  ----         ------         ------         ------         ------

Total nonaccrual and restructured loans
  and other assets                                                $959         $1,072         $1,265         $1,563         $2,074
                                                                  ====         ======         ======         ======         ======
==================================================================================================================================

(1) Includes loans to real estate developers of $38 million, $41 million, $47 million, $91 million and $116 million at September 30,
    1994, June 30, 1994, March 31, 1994, December 31, 1993 and September 30, 1993, respectively.
(2) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans.  Real estate investments totaled $26 million, $28 million, $29 million, $34 million and $39 million at September 30, 1994, June 30, 1994, March 31, 1994, December 31, 1993 and September 30, 1993,
    respectively.




QUARTERLY TREND OF CHANGES IN NONACCRUAL LOANS (1)
==================================================================================================================================
                                                              SEPT. 30,       June 30,      March 31,       Dec. 31,      Sept. 30,
(in millions)                                                     1994           1994           1994           1993           1993
- ----------------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF QUARTER                                     $712           $895         $1,194         $1,696         $1,898
New loans placed on nonaccrual                                      93            133             52            113            195
Charge-offs                                                        (38)           (27)           (35)           (55)           (90)
Payments                                                           (71)           (91)          (121)          (309)          (188)
Transfers to foreclosed assets                                     (14)           (27)           (37)           (64)           (32)
Loans returned to accrual                                          (45)          (172)          (157)          (188)           (81)
Loans sold                                                          --             --             (3)            --             (2)
Other additions (deductions)                                        --              1              2              1             (4)
                                                                  ----           ----           ----         ------         ------
BALANCE, END OF QUARTER                                           $637           $712           $895         $1,194         $1,696
                                                                  ====           ====           ====         ======         ======
==================================================================================================================================

(1) The September 30, 1994 amounts are preliminary.

Wells Fargo & Company and Subsidiaries
NONACCRUAL LOANS BY PERFORMANCE CATEGORY (1)
==============================================================================================================
                                                                                Cumulative
                                                                                      cash
                                              Book                                interest         Contractual
                                         principal          Cumulative          applied to           principal
(in millions)                              balance       charge-offs(6)        principal(6)            balance
- --------------------------------------------------------------------------------------------------------------
                                                                                            SEPTEMBER 30, 1994
                                         ---------------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                  $113                $  5                $ --              $  118
    Less than 90 days past due                   2                  --                  --                   2
                                              ----                ----                ----              ------
                                               115                   5                  --                 120
                                              ----                ----                ----              ------

  Payments made (4):
    90 days or more past due                   205                  79                  22                 306
    Less than 90 days past due                  69                  38                  23                 130
                                              ----                ----                ----              ------
                                               274                 117                  45                 436
                                              ----                ----                ----              ------

      Total past due                           389                 122                  45                 556

Contractually current (5)                      248                 131                  60                 439
                                              ----                ----                ----              ------

Total nonaccrual loans                        $637                $253                $105              $  995
                                              ====                ====                ====              ======

- --------------------------------------------------------------------------------------------------------------
                                                                                                 June 30, 1994
                                         ---------------------------------------------------------------------
Contractually past due (2):

  Payments not made (3):
    90 days or more past due                  $155                $  4                $ --              $  159
    Less than 90 days past due                  14                   1                  --                  15
                                              ----                ----                ----              ------
                                               169                   5                  --                 174
                                              ----                ----                ----              ------

  Payments made (4):
    90 days or more past due                   221                  80                  27                 328
    Less than 90 days past due                  80                  43                  20                 143
                                              ----                ----                ----              ------
                                               301                 123                  47                 471
                                              ----                ----                ----              ------

      Total past due                           470                 128                  47                 645

Contractually current (5)                      242                 125                  61                 428
                                              ----                ----                ----              ------

Total nonaccrual loans                        $712                $253                $108              $1,073
                                              ====                ====                ====              ======
==============================================================================================================

(1) There can be no assurance that individual borrowers will continue to perform at the level indicated or that the performance characteristics will not change significantly.  The September 30, 1994 amounts are preliminary.
(2) Contractually past due is defined as a borrower whose loan principal or interest payment is 30 days or more past due.
(3) Borrower has made no payments since being placed on nonaccrual.
(4) Borrower has made some payments since being placed on nonaccrual.  Approximately $215 million and $239 million of these loans had some payments made on them during the third and second quarters of 1994, respectively.
(5) Contractually current is defined as a loan for which principal and interest are being paid in accordance with the terms of the loan.  All of the contractually current loans were placed on nonaccrual due to uncertainty of receiving full timely collection of interest or principal.
(6) Cumulative amounts recorded since inception of the loan.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME
==================================================================================================================================
                                                                      Quarter                              Nine months
                                                           ended September 30,                      ended September 30,
                                                           ------------------           %           ------------------           %
(in millions)                                                1994        1993      Change             1994        1993      Change
- ----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                          $119        $106          12 %           $355        $311          14 %
Fees and commissions:
  Credit card membership and other credit card fees            16          16          --               47          51          (8)
  Mutual fund and annuity sales fees                           23          11         109               44          34          29
  Debit and credit card merchant fees                          15          22         (32)              40          63         (37)
  Charges and fees on loans                                    11          13         (15)              32          36         (11)
  Shared ATM network fees                                      11          10          10               31          28          11
  All other                                                    28          26           8               87          73          19
                                                             ----        ----                         ----        ----
    Total fees and commissions                                104          98           6              281         285          (1)
Trust and investment services income:
  Asset management and custody fees                            30          31          (3)              93          94          (1)
  Mutual fund management fees                                  12          10          20               34          27          26
  All other                                                    10           7          43               25          21          19
                                                             ----        ----                         ----        ----
    Total trust and investment services income                 52          48           8              152         142           7
Investment securities gains                                     1          --          --                8          --          --
Income from equity investments accounted for by the:
  Equity method                                                 8           7          14               24          20          20
  Cost method                                                  --           9        (100)              17          22         (23)
Check printing charges                                         10           9          11               30          28           7
Gains (losses) from dispositions of operations                 --         (36)       (100)              10         (35)         --
Real estate investment gains (losses)                          --          --          --                3          (7)         --
Gains on sale of loans                                          1           4         (75)               3          10         (70)
All other                                                      12          19         (37)              23          22           5
                                                             ----        ----                         ----        ----

    Total                                                    $307        $264          16 %           $906        $798          14 %
                                                             ====        ====        ====             ====        ====        ====
==================================================================================================================================



NONINTEREST EXPENSE
==================================================================================================================================
                                                                      Quarter                              Nine months
                                                           ended September 30,                      ended September 30,
                                                           ------------------           %           ------------------           %
(in millions)                                                1994        1993      Change             1994        1993      Change
- ----------------------------------------------------------------------------------------------------------------------------------
Salaries                                                     $213        $193          10 %         $  598      $  574           4 %
Employee benefits                                              53          63         (16)             161         172          (6)
Net occupancy                                                  53          56          (5)             161         166          (3)
Equipment                                                      40          36          11              120         104          15
Federal deposit insurance                                      25          28         (11)              76          86         (12)
Contract services                                              27          15          80               71          41          73
Certain identifiable intangibles                               15          18         (17)              47          60         (22)
Advertising and promotion                                      11          10          10               44          44          --
Operating losses                                               16          10          60               41          36          14
Telecommunications                                             12          11           9               35          33           6
Postage                                                        11          11          --               33          33          --
Goodwill                                                        9           9          --               27          28          (4)
Outside professional services                                   6          10         (40)              25          31         (19)
Check printing                                                  8           8          --               23          25          (8)
Stationery and supplies                                         7           8         (13)              22          23          (4)
Travel and entertainment                                        7           7          --               22          20          10
Escrow and collection agency fees                               5           6         (17)              15          19         (21)
Security                                                        5           5          --               15          14           7
Outside data processing                                         2           5         (60)               7          13         (46)
Foreclosed assets                                              (8)         15          --               (2)         50          --
All other                                                      14          11          27               39          33          18
                                                             ----        ----                       ------      ------

    Total                                                    $531        $535          (1)%         $1,580      $1,605          (2)%
                                                             ====        ====        ====           ======      ======        ====
==================================================================================================================================

     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     =============================================================================================================================
                                                                                                        Quarter ended September 30,
                                                                 -----------------------------------------------------------------
                                                                                          1994                                1993
                                                                 -----------------------------       -----------------------------
                                                                                      INTEREST                            Interest
                                                                 AVERAGE    YIELDS/     INCOME/      Average    Yields/     income/
     (in millions)                                               BALANCE     RATES     EXPENSE       balance     rates     expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Investment securities:
       At cost:
 (1)     U.S. Treasury securities                                $ 2,382      4.66%       $ 28       $ 2,323      4.91%       $ 29
         Securities of U.S. government agencies
 (2)       and corporations                                        5,808      6.00          87         8,092      6.31         128
 (3)     Obligations of states and political subdivisions             16        --          --            20        --          --
 (4)     Private collateralized mortgage obligations               1,358      5.74          19         1,265      4.93          16
 (5)     Other securities                                            117      5.52           2           173      5.47           2
                                                                 -------                  ----       -------                  ----
 (6)       Total investment securities at cost                     9,681      5.63         136        11,873      5.88         175
       At fair value (2):
 (7)     U.S. Treasury securities                                    293      6.65           5            --        --          --
         Securities of U.S. government agencies
 (8)       and corporations                                        1,503      5.78          23            --        --          --
 (9)     Private collateralized mortgage obligations               1,245      6.00          20            --        --          --
(10)     Other securities                                             67     14.43           1            --        --          --
                                                                 -------                  ----       -------                  ----
(11)       Total investment securities at fair value               3,108      6.06          49            --        --          --
                                                                 -------                  ----       -------                  ----
(12)         Total investment securities                          12,789      5.74         185        11,873      5.88         175
     Federal funds sold and securities purchased
(13)   under resale agreements                                        80      4.71           1           804      3.17           6
     Loans:
(14)   Commercial                                                  7,218      9.20         167         6,917      9.10         159
(15)   Real estate 1-4 family first mortgage                       8,754      6.80         149         6,726      7.67         129
(16)   Other real estate mortgage                                  7,982      8.74         176         9,357      8.24         194
(17)   Real estate construction                                      969      9.88          24         1,234      8.08          25
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage               3,342      7.84          66         3,866      6.91          67
(19)     Credit card                                               2,744     15.46         106         2,543     15.53          98
(20)     Other revolving credit and monthly payment                2,010      9.75          49         1,846      9.51          44
                                                                 -------                  ----       -------                  ----
(21)       Total consumer                                          8,096     10.90         221         8,255     10.15         209
(22)   Lease financing                                             1,277      9.15          29         1,190      9.81          29
(23)   Foreign                                                        29        --          --             3        --          --
                                                                 -------                  ----       -------                  ----
(24)         Total loans                                          34,325      8.89         766        33,682      8.82         745
(25) Other                                                            53      5.94           1            --        --          --
                                                                 -------                  ----       -------                  ----
(26)           Total earning assets                              $47,247      8.02         953       $46,359      7.96         926
                                                                 =======                  ----       =======                  ----
     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                               $ 4,585       .98          11       $ 4,604      1.08          12
(28)     Savings deposits                                          2,553      1.99          13         2,668      2.08          14
(29)     Market rate savings                                      16,314      2.42          99        16,837      2.23          95
(30)     Savings certificates                                      7,000      4.27          75         7,671      4.33          84
(31)     Certificates of deposit                                     206      7.67           4           211      7.83           4
(32)     Other time deposits                                          92      6.56           2           107      6.65           2
(33)     Deposits in foreign offices                               1,203      4.52          14             8        --          --
                                                                 -------                  ----       -------                  ----
(34)         Total interest-bearing deposits                      31,953      2.71         218        32,106      2.61         211
       Federal funds purchased and securities sold
(35)     under repurchase agreements                               2,427      4.50          28         1,052      2.79           7
(36)   Commercial paper and other short-term borrowings              210      4.31           2           243      3.00           2
(37)   Senior debt                                                 1,912      5.65          27         2,135      4.57          24
(38)   Subordinated debt                                           1,456      6.07          22         1,921      5.26          26
                                                                 -------                  ----       -------                  ----
(39)         Total interest-bearing liabilities                   37,958      3.11         297        37,457      2.86         270
(40) Portion of noninterest-bearing funding sources                9,289        --          --         8,902        --          --
                                                                 -------                  ----       -------                  ----
(41)           Total funding sources                             $47,247      2.49         297       $46,359      2.31         270
                                                                 =======                  ----       =======                  ----
     Net interest margin and net interest income on
(42)   a taxable-equivalent basis (3)                                         5.53%       $656                    5.65%       $656
                                                                             =====        ====                   =====        ====
     NONINTEREST-EARNING ASSETS
(43) Cash and due from banks                                     $ 2,622                             $ 2,405
(44) Other                                                         2,192                               2,245
                                                                 -------                             -------
               Total noninterest-earning assets                  $ 4,814                             $ 4,650
                                                                 =======                             =======
     NONINTEREST-BEARING FUNDING SOURCES
(45) Deposits                                                    $ 9,014                             $ 8,492
(46) Other liabilities                                             1,031                               1,004
(47) Preferred stockholders' equity                                  489                                 639
(48) Common stockholders' equity                                   3,569                               3,417
     Noninterest-bearing funding sources used to
(49)   fund earning assets                                        (9,289)                             (8,902)
                                                                 -------                             -------
(50)           Net noninterest-bearing funding sources           $ 4,814                             $ 4,650
                                                                 =======                             =======
(51) TOTAL ASSETS                                                $52,061                             $51,009
                                                                 =======                             =======
     =============================================================================================================================

     (1) The average prime rate of Wells Fargo Bank was 7.50% and 6.00% for the quarters ended September 30, 1994 and 1993, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 4.97% and 3.26% for the same quarters, respectively.
     (2) Yields are based on amortized cost balances, which totaled $3,203 million for the quarter ended September 30, 1994.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the quarters ended September 30,
         1994 and 1993.

     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     =============================================================================================================================
                                                                                                    Nine months ended September 30,
                                                                 -----------------------------------------------------------------
                                                                                          1994                                1993
                                                                 -----------------------------       -----------------------------
                                                                                      INTEREST                            Interest
                                                                 AVERAGE    YIELDS/     INCOME/      Average    Yields/     income/
     (in millions)                                               BALANCE     RATES     EXPENSE       balance     rates     expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Investment securities:
       At cost:
 (1)     U.S. Treasury securities                                $ 2,563      4.80%     $   92       $ 2,256      5.09%     $   86
         Securities of U.S. government agencies
 (2)       and corporations                                        6,041      6.05         274         7,861      6.43         379
 (3)     Obligations of states and political subdivisions             18      7.17           1            23      7.44           1
 (4)     Private collateralized mortgage obligations               1,216      5.75          52           571      5.12          22
 (5)     Other securities                                            117      5.49           5           164      5.37           7
                                                                 -------                ------       -------                ------
 (6)       Total investment securities at cost                     9,955      5.69         424        10,875      6.07         495
       At fair value (2):
 (7)     U.S. Treasury securities                                    131      6.70           7            --        --          --
         Securities of U.S. government agencies
 (8)       and corporations                                        1,591      5.87          72            --        --          --
 (9)     Private collateralized mortgage obligations               1,255      6.12          60            --        --          --
(10)     Other securities                                             74     14.10           4            --        --          --
                                                                 -------                ------       -------                ------
(11)       Total investment securities at fair value               3,051      6.12         143            --        --          --
                                                                 -------                ------       -------                ------
(12)         Total investment securities                          13,006      5.79         567        10,875      6.07         495
     Federal funds sold and securities purchased
(13)   under resale agreements                                       237      3.41           6           642      3.20          15
     Loans:
(14)   Commercial                                                  6,902      9.13         472         7,305      9.29         508
(15)   Real estate 1-4 family first mortgage                       8,332      6.82         426         6,665      8.13         406
(16)   Other real estate mortgage                                  8,076      8.55         517         9,682      8.05         583
(17)   Real estate construction                                      979      9.03          66         1,347      8.61          87
       Consumer:
(18)     Real estate 1-4 family junior lien mortgage               3,406      7.57         193         3,993      7.03         210
(19)     Credit card                                               2,633     15.36         304         2,614     15.65         307
(20)     Other revolving credit and monthly payment                1,989      9.43         140         1,902      9.44         134
                                                                 -------                ------       -------                ------
(21)       Total consumer                                          8,028     10.58         637         8,509     10.22         651
(22)   Lease financing                                             1,256      9.24          87         1,183      9.91          88
(23)   Foreign                                                        34      4.78           1             1        --          --
                                                                 -------                ------       -------                ------
(24)         Total loans                                          33,607      8.76       2,206        34,692      8.94       2,323
(25) Other                                                            52      5.98           2            --        --          --
                                                                 -------                ------       -------                ------
(26)           Total earning assets                              $46,902      7.90       2,781       $46,209      8.19       2,833
                                                                 =======                ------       =======                ------
     FUNDING SOURCES
     Interest-bearing liabilities:
       Deposits:
(27)     Interest-bearing checking                               $ 4,658       .98          34       $ 4,608      1.25          43
(28)     Savings deposits                                          2,572      1.99          38         2,792      2.25          47
(29)     Market rate savings                                      16,812      2.33         293        16,416      2.31         283
(30)     Savings certificates                                      7,021      4.19         220         8,164      4.39         268
(31)     Certificates of deposit                                     205      7.67          12           222      8.02          13
(32)     Other time deposits                                         102      6.61           5           114      5.31           5
(33)     Deposits in foreign offices                                 684      4.31          22             8        --          --
                                                                 -------                ------       -------                ------
(34)         Total interest-bearing deposits                      32,054      2.60         624        32,324      2.73         659
       Federal funds purchased and securities sold
(35)     under repurchase agreements                               1,798      3.99          54         1,092      2.79          23
(36)   Commercial paper and other short-term borrowings              179      3.78           5           209      2.90           5
(37)   Senior debt                                                 2,048      5.05          77         2,171      4.84          78
(38)   Subordinated debt                                           1,527      5.83          67         1,925      5.17          75
                                                                 -------                ------       -------                ------
(39)         Total interest-bearing liabilities                   37,606      2.94         827        37,721      2.98         840
(40) Portion of noninterest-bearing funding sources                9,296        --          --         8,488        --          --
                                                                 -------                ------       -------                ------
(41)           Total funding sources                             $46,902      2.35         827       $46,209      2.43         840
                                                                 =======                ------       =======                ------
     Net interest margin and net interest income on
(42)   a taxable-equivalent basis (3)                                         5.55%     $1,954                    5.76%     $1,993
                                                                             =====      ======                   =====      ======
     NONINTEREST-EARNING ASSETS
(43) Cash and due from banks                                     $ 2,598                             $ 2,426
(44) Other                                                         2,268                               2,311
                                                                 -------                             -------
               Total noninterest-earning assets                  $ 4,866                             $ 4,737
                                                                 =======                             =======
     NONINTEREST-BEARING FUNDING SOURCES
(45) Deposits                                                    $ 8,962                             $ 8,308
(46) Other liabilities                                             1,055                                 984
(47) Preferred stockholders' equity                                  532                                 639
(48) Common stockholders' equity                                   3,613                               3,294
     Noninterest-bearing funding sources used to
(49)   fund earning assets                                        (9,296)                             (8,488)
                                                                 -------                             -------
(50)           Net noninterest-bearing funding sources           $ 4,866                             $ 4,737
                                                                 =======                             =======
(51) TOTAL ASSETS                                                $51,768                             $50,946
                                                                 =======                             =======
     =============================================================================================================================

     (1) The average prime rate of Wells Fargo Bank was 6.81% and 6.00% for the nine months ended September 30, 1994 and 1993, respectively.  The average three-month London Interbank Offered Rate (LIBOR) was 4.34% and 3.25% for the nine months ended
         September 30, 1994 and 1993, respectively.
     (2) Yields are based on amortized cost balances, which totaled $3,107 million for the nine months ended September 30, 1994.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes.  The federal statutory tax rate was 35% for the nine months ended September 30,
         1994 and 1993.